Exhibit 99.1

You're a Neighbor, Not a Number May 2017 Annual Shareholders Meeting

Agenda 2016 Results and Accomplishments 2017 Priorities Update on Strategic Plan Questions I II IV III

Cautionary Statement Regarding Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements include, but are not limited to, statements about ( i ) the Company’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward - looking statements. These forward - looking statements are based on the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond management’s control. In addition, these forward - looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed or implied in these forward - looking statements because of numerous possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward - looking statements: (1) adverse governmental or regulatory policies may be enacted; (2) the interest rate environment may compress margins and adversely affect net interest income; (3) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (4) competition from other financial services companies in the Company’s markets could adversely affect operations; (5) a change in the current economic environment could adversely affect credit quality and loan originations; and (6) social and political conditions such as war, political unrest and terrorism or natural disasters could have unpredictable negative effects on our businesses and the economy. Additional factors that could cause actual results to differ materially from those expressed in the forward - looking statements are discussed in the Company’s reports (such as our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov.

4 $(887) $(371) $1,105 $370 $591 $(150) $1,017 $1,236 $32 $(42) $(1,500) $(1,000) $(500) $- $500 $1,000 $1,500 $2,000 2014 2015 2016 2016 Q1 2017 Q1 In Thousands Bank & Holdco Mortgage GAAP Pretax Earnings

5 $667 $785 $1,205 $196 $387 $(150) $1,017 $1,236 $32 $(42) $(500) $(300) $(100) $100 $300 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 2014 2015 2016 Q1 2016 Q1 2017 In Thousands Bank & Holdco Mortgage company Core Pretax Earnings (Non - GAAP Measure)

6 4.34% 4.29% 4.17% 4.09% 4.23% 0.85% 0.87% 0.86% 0.85% 0.85% 3.63% 3.56% 3.50% 3.44% 3.58% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 Yield on assets Rate on liabilities NIM Net Interest Margin

7 $4,742 $1,610 $167 $189 $1 ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 2013 2014 2015 2016 Q1 2017 In Thousands Loan Net Charge - offs

8 $7,082 $1,244 $153 $393 $(192) ($2,000) $0 $2,000 $4,000 $6,000 $8,000 2013 2014 2015 2016 2017 Q1 In Thousands Expenses Related to Foreclosed Assets

9 $35,389 $20,116 $9,967 $5,328 $4,046 $0 $10,000 $20,000 $30,000 $40,000 2013 2014 2015 2016 2017 Q1 In Thousands Nonperforming Assets

10 $592 $582 $510 $444 $434 $420 $445 $451 $0 $200 $400 $600 $800 2010 2011 2012 2013 2014 2015 2016 2017 Q1 In Millions Total Assets

7.18% 9.33% 10.47% 9.79% 12.08% 14.02% 15.33% 14.22% 0.03 0.04 0.05 0.06 0.07 0.08 0.09 0.1 0.11 0.12 0.13 0.14 0.15 0.16 0.17 2014 2015 2016 2017 Q1 Leverage ratio Total risk based ratio Bank Capital Ratios Well Capitalized 10% Total Risk - Based Well Capitalized 5% Leverage 11

Bank Peer Information 12 Year Ended December 31, 2016 Village Peer Balance sheet Loan growth 9.86% 2.28% Deposit growth 4.54% 1.11% Loans/deposits 87.72% 79.96% Capitalization Tangible equity/Tangible assets 11.37% 10.41% Leverage ratio 10.47% 10.58% Total risk based ratio 15.33% 15.79% Performance Interest earn assets/interest bear liabs 135.20% 133.75% Yield on interest earning assets 4.22% 4.11% Cost of interest bearing liabilities 0.82% 0.57% Net interest margin 3.58% 3.68% Efficiency ratio 88.93% 66.05% Asset quality ALLL/Loans (excluding purch loans) 1.16% 1.34% NPAs/Total assets 1.21% 0.83% Net charge - offs/Average loans 0.06% 0.15% Source for Peer information - SNL Financial US commercial banks $300M - $500M.

• Generate strong, quality earnings growth • Generate sufficient earnings to recover the DTA valuation allowance • Earn release from all regulatory agreements • Enhance our ability to grow organically by continuing to successfully execute our strategies for building the value of the Company over the long term 2016 Priorities 13

2016 Accomplishments

VILLAGE BANK

- ✓ **Earned Release From All Remaining Regulatory Agreements**
- ✓ **Recovered Deferred Tax Asset Valuation Allowance**
- ✓ **Achieved Asset Quality Metrics In Line With Peers**
- ✓ **Significant, Successful Leadership Transitions And New Talent**
  - ✓ Village Bank Mortgage President/CEO
  - ✓ Director of Human Resources
  - ✓ Chief Technology Officer
  - ✓ Risk Management Officer
  - ✓ Digital Marketing Manager
  - ✓ Several other high quality hires

- ✓ **Generated Strong, Quality Earnings Growth**
  - ✓ Core loans +13.6%
  - ✓ Bank loan production +67% to $105 million
  - ✓ Low cost relationship deposits (DDA+NOW+Savings) +13.6%
  - ✓ Mortgage loan volumes +4.9%
  - ✓ Mortgage pretax profits + 21.4%
  - ✓ Efficiency improvements
  - ✓ Pretax Earnings +262%
- ✓ **Stock Price Appreciation**
  - ✓ +41% during 2016
  - ✓ +116% over issuance price in March 2015 rights offering ($29.95 as of 5/23/2017)
- ✓ **Public Recognition**
  - ✓ Awarded Chesterfield Chamber Large Business of the Year early in 2016
  - ✓ Earned Bauer 4-star rating
  - ✓ Named a Richmond Top Workplace in 2017

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Loan Portfolio Risk Profile Has Improved 31 29 31 40 13 15 25 25 55 44 30 30 0 12 14 5 2012 2014 2016 TARGET LOAN PORTFOLIO COMPOSITION Commercial Consumer CRE Other • Growing Commercial Loans (C&I + Owner Occupied CRE) • Real Estate Concentrations well in line with our own targets and well inside regulatory policy limits – ADC 69% of RBC vs. 100% Regulatory Policy – Total CRE 206% of RBC vs. 300% Regulatory Policy • Other Loans (Government Guaranteed Student Loans) are now paying down • Student has attractive risk and return characteristics: – Adjustable rate – ~98% government guaranteed – 3.25% yield – 20% Risk Weighting – Returning cash flow 15

Relationship Deposit Growth Lowering COF 7 20 23 25 30 33 35 50 57 44 39 20 6 4 3 5 2012 2014 2016 TARGET % OF TOTAL FUNDING FUNDING MIX Noninterest Bearing Non-CD Interest Bearing Time Deposits Borrowings 2012 2016 Noninterest Bearing Deposits To Total Deposits 13% 24% Noninterest Bearing Deposits to Total Funding 7% 23% Transaction Deposits to Total Deposits 24% 36% Business DDA to Total Deposits 10% 20% Cost of Funds 1.21% .67% 2016 Cost : Noninterest Bearing 0.00% Non - CD Interest Bearing 0.28% Time Deposits 1.26% Borrowings (incl. TruPS ) 1.66% 16

• Generate strong, quality growth in earnings available to common shareholders by: – Growing core loans and deposits at rates comparable to 2016 – Realizing additional operating efficiencies – Growing the mortgage business – Redeeming preferred stock as rapidly and prudently as we can – Benefiting from rate increases • Position for future growth by: – Recruiting commercial bankers and mortgage loan officers – Evaluating other markets for expansion (loan production office, team liftouts ) – Preparing ourselves for successful M&A to complement organic growth (whole bank, branches/deposits and fee businesses) – Committing to a strategy for serving the broader financial needs of our clients (financial advisory, investments, insurance, etc.) 2017 Priorities 17

Comments on Environmental Factors • Economy – Richmond is a strong, diverse, growing market – Expect continued moderate growth • Interest Rates – Expect additional, moderate interest rate increases – Balance sheet is well positioned to benefit from rate increases • Cybersecurity – No disruptive incidents to date – We are employing best practices, but we need constant vigilance by our team members • Competition – Intense competition in Richmond for business and for talent – Larger competitors seem to be focused on larger deals and relationships – We have had success executing our strategy • Regulatory – We expect some regulatory relief that will be beneficial to us, but it will still be burdensome and expensive • Other Markets – We are exploring team lift outs in other markets similar to Richmond where our value proposition for team members and clients will play well 18

• Low cost funding • Fee income businesses • Cost efficient • Smart capital management • Discipline in lending practices • Diversity in earnings drivers • Core deposit growth in line with loan growth • Prudent interest rate risk management • Excellent execution of the basics of sales, service, operations, risk management, talent development Becoming a Top Performing Bank Generate Sustained Earnings Growth Offer Differentiated Value Become a High ROE Bank • You’re a Neighbor, Not a Number • Problem Solvers and Business Builders • Fit to Thrive • Exceptional – Professional and caring service – Convenience – Execution – Credibility • Transformational Community Leadership 19

Last Year We Discussed Our Goals For 2019 We are executing a strategy that we believe can drive very attractive share price growth even without any acquisitions or mergers 20

Currently Updating Our 5 - year Plan • Preliminary 2022 Aspirations – $1.25+ billion in assets – Well positioned in 2 - 4 markets: • Places where our value proposition will play well • Strong brand and value recognition • Positioned to grow (with market growth and taking share) • One or more markets that provide low cost deposit funding – $400+ million annual mortgage production predominantly purchase financing – Substantial wealth and financial advisory division – Sustainable organic earnings per share growth in high single digits – Paying dividends to common shareholders – Long term total shareholder returns in top decile of a national peer group – Improved liquidity for shareholders • This would require M&A 21

Management Team Can Get Us There Bill Foster President & CEO Harril Whitehurst Chief Financial Officer Jay Hendricks Chief Risk Officer Chief Operating Officer Lindsay Cheatham Director of Human Resources Max Morehead Commercial Banking Joy Kline Retail Banking George Karousos President & CEO Village Bank Mortgage Corp Price Beazley Chief Technology Officer Jen Merritt Director of Marketing

In Memory of our Friend, Cal Esleeck 23 R. Calvert Esleeck , Jr. 1944 - 2016

Conclusions • Substantial progress reflected in strong stock price appreciation • Successfully executing the strategy we communicated • On track to build a high performing bank…but still have work to do • Attracting talented leaders and professionals • Even with consolidation and competition in Richmond, we are well positioned to compete and grow in our core market • Our balance sheet is well positioned for rising rates • We have a plan for raising the bar for our aspirations 5 years out – build an organization that can achieve top decile long term total shareholder returns 24